UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

☑ Filed by the registrant	☐ Filed by a party other than the registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to ss.240.14a-12

FLOWERS FOODS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☑	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!
FLOWERS FOODS, INC. SHAREHOLDER RELATIONS DEPT. 1919 FLOWERS CIRCLE THOMASVILLE, GA 31757	FLOWERS FOODS, INC. 2023 Annual Meeting Vote by May 24, 2023 11:59 PM ET. For shares held in a 401(k) Plan, vote by May 23, 2023 11:59 PM ET.

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You invested in FLOWERS FOODS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held virtually via the Internet at www.virtualshareholdermeeting.com/FLO2023 on May 25, 2023 at 11:00 a.m., Eastern Time.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Elect as directors of the company the 11 nominees identified in the proxy statement, each to serve for a term of one year:

Nominees:

1a.	George E. Deese	For

1b.	Edward J. Casey, Jr.	For

1c.	Thomas C. Chubb, III	For

1d.	Rhonda Gass	For

1e.	Margaret G. Lewis	For

1f.	W. Jameson McFadden	For

1g.	A. Ryals McMullian	For

1h.	James T. Spear	For

1i.	Melvin T. Stith, Ph.D.	For

1j.	Terry S. Thomas	For

1k.	C. Martin Wood III	For

2.	Advisory vote to approve the compensation of the company’s named executive officers;	For

3.	Advisory vote on the frequency of future advisory votes to approve the compensation of the company’s named executive officers;	Year

4.	Approve the amendment and restatement of the Flowers Foods, Inc. 2014 Omnibus Equity and Incentive Compensation Plan; and	For

5.	Ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for Flowers Foods, Inc. for the fiscal year ending December 30, 2023.	For

NOTE: In their discretion, the proxies are authorized to vote on any other matters that may properly come before the annual meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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